CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY - 6 months ended Jun. 30, 2016 - USD ($)	Total	Common Stock [Member]	Additional Paid-in Capital [Member]	Retained (Deficit) Earnings [Member]	Accumulated Other Comprehensive Income (Loss) [Member]
Balances at Dec. 31, 2015	$ 217,744,737	$ 6,230	$ 133,236,655	$ 83,861,247	$ 640,605
Balances (in shares) at Dec. 31, 2015		62,307,794
Directors Shares issued for compensation	200,000	$ 15	199,985	0	0
Directors Shares issued for compensation (in shares)		145,980
Declared final dividend for 2015	(499,630)	$ 0	0	(499,630)	0
Net loss	(129,315,847)	0	0	(129,315,847)	0
Foreign currency translation adjustment	(374,176)	0	0	0	(374,176)
Balances at Jun. 30, 2016	$ 87,755,084	$ 6,245	$ 133,436,640	$ (45,954,230)	$ 266,429
Balances (in shares) at Jun. 30, 2016		62,453,774